UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 9, 2013
CSP Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	000-10843 (Commission File Number)	04-2441294 (IRS Employer Identification Number)
43 Manning Road Billerica, Massachusetts 01821 (Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (978) 663-7598
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(d) In its Form 8-K filed on February 15, 2013, the Company reported the results of its Annual Meeting of Stockholders held on February 12, 2013.

For Item 3, we reported the following vote:

Item No. 3:   Advisory vote to approve the preferred frequency for holding advisory shareholder votes to approve the compensation paid to the Company’s named executive officers, voted as follows:

1 Year	2 Years	3 Years	Abstain
1,065,038	4,540	760,284	166,079

Pursuant to Item 5.07(d) of Form 8-K, the Board of Directors of the Company, at a regular meeting held on July 9, 2013, decided in light of the advisory stockholder vote received on Item 3 that every 1 year (that is, annually) would be the frequency of a stockholder vote on the compensation of executives in its proxy materials. Accordingly, the next such “say on pay” vote is scheduled to be in 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSP Inc.

By:   /s/ Gary W. Levine
Name:   Gary W. Levine
Title:     Secretary

Dated: July 10, 2013